Note 11 - Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Notes to Financial Statements
Subsequent Events [Text Block]
10.	Subsequent Events

On July 2, 2025, we closed a public offering of an aggregate of 9,235,000 units (the “Units”), consisting of (i) 9,235,000 shares of our common stock and (ii) warrants to purchase 18,470,000 shares of common stock. The public offering price for each Unit was $0.65. The warrants have an exercise price of $0.65 per share, are immediately exercisable and will expire five years from the date of issuance. Net proceeds after deducting placement agent fees and expenses and other offering expenses were approximately $5.6 million.

During July 2025, we issued 200,000 shares of our common stock upon the exercise of warrants, with net cash proceeds to us of $130,000.

11.	Subsequent Events

ATM Program. Subsequent to December 31, 2024, we have sold 1,952,603 shares of common stock under the ATM Program, for net proceeds of approximately $3.8 million.

March 2025 Offering. On March 25, 2025, we closed a registered direct offering of 1,350,000 shares of common stock, pre-funded warrants to purchase an aggregate of 2,085,115 shares of common stock, and common warrants to purchase up to 3,435,115 shares of common stock at an exercise price of $1.31 per share. Net proceeds after deducting placement agent commissions and other offering expenses were approximately $4.1 million.